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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 26, 2000 included in Lafarge Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement on Form S-8.

                             /s/ ARTHUR ANDERSEN LLP

Vienna, Virginia
April 28, 2000